UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 10, 2003

                CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES
            (Exact name of registrant as specified in its charter)


         California                  0-10831                  94-2744492
       (State or other             (Commission             (I.R.S. Employer
       jurisdiction of             File Number)         Identification Number)
       incorporation)


           55 Beattie Place
         Post Office Box 1089
   Greenville, South Carolina                                   29602
(Address of principal executive offices)                     (Zip Code)


                                 (864) 239-1000
                        (Registrant's telephone number)

                                     N/A

        (Former Name or former address, if changed since last report)

On November 10, 2003, the Registrant closed an acquisition that was reported as a subsequent event on the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 (filed with the Securities Exchange Commission on November 14, 2003). In such filing, the Registrant elected to provide the financial statements and other pro forma financial information required in connection with reporting such acquisition on a delayed basis as permitted under the Securities Exchange Act of 1934.

Item 7.     Financial Statements and Exhibits

(a) and (b) FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED AND PRO FORMA FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Consolidated Balance Sheet
      (Unaudited)  as of September 30,  2003..........................  5
Pro Forma Consolidated Income Statement
      (Unaudited)  for the nine months ended September 30,  2003......  6
Pro Forma Consolidated Income Statement
      (Unaudited) for the year ended December 31, 2002...............   7

Notes to Pro Forma Consolidated Financial Information.................. 8

Report of Independent Auditors.......................................   9

Combined Statements of Revenues and Certain Expenses for the nine months ended September 30, 2003 (unaudited) and the years ended
      December 31, 2002, 2001 and 2000................................  10

Notes to Consolidated Statements of Revenues and Certain Expenses...... 11

(c) EXHIBITS

      None.

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES

                                 By: ConCap Equities, Inc.
                                     Its General Partner

                                 By: /s/Patrick J. Foye
                                     Patrick J. Foye
                                     Executive Vice President and Director

                                Date: January 28, 2004

                 PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 (UNAUDITED)

The unaudited pro forma consolidated balance sheet of Consolidated Capital Institutional Properties ("CCIP" or the "Partnership") as of September 30, 2003 has been prepared as if the Partnership's acquisition of the fee interest in the four properties (Plantation Gardens Apartments, Regency Oaks Apartments, The Dunes Apartments, and Palm Lake Apartments) had been consummated on September 30, 2003.

The unaudited pro forma consolidated income statements for the year ended December 31, 2002 and the nine months ended September 30, 2003 are presented as if the Partnership's acquisition of the four properties occurred on January 1, 2002 and the effect was carried forward through the year and the nine month period.

The Partnership was initially formed for the benefit of its limited partners to lend funds to Consolidated Capital Equity Partners ("CCEP"), a California general partnership. The general partner of CCEP is an affiliate of the General Partner. The Partnership loaned funds to CCEP subject to a nonrecourse note with a participation interest (the "Master Loan"). The loans were made to, and the real properties that secure the Master Loan were purchased and were owned by, CCEP.

The Master Loan matured in November 2000. The General Partner had been negotiating with CCEP with respect to its options which included foreclosing on the properties that collateralize the Master Loan or extending the terms of the Master Loan. The General Partner decided to foreclose on the properties that collateralize the Master Loan.

On November 10, 2003, the Partnership acquired the four remaining properties held by Consolidated Capital Equity Properties ("CCEP"): Plantation Gardens Apartments, Regency Oaks Apartments, The Dunes Apartments, and Palm Lake Apartments. These properties were sold at a foreclosure sale due to CCEP's inability to repay the Master Loan and accrued interest. An affiliate of the General Partner advanced the Partnership approximately $31,278,000 in order to purchase these properties at the foreclosure sale. The sale proceeds were sent to the Partnership as the lien holder and were used to repay the advance from the General Partner's affiliate. The advance bore interest at the prime rate plus 2%, and the Partnership paid approximately $114,000 in interest for the period the advance was outstanding. The Partnership acquired the properties previously held by CCEP subject to the existing liens on the properties, including the first mortgage loans. CCIP intends to continue to operate these properties as residential apartment complexes.

The pro forma consolidated financial statements do not represent what the Partnership's financial position or results of operations would have been assuming the completion of the Partnership's acquisition of the four properties had occurred on January 1, 2002, nor do they project the Partnership's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with the Partnership's 2002 Annual Report on Form 10-K and the Partnership's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003.

                CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 2003
                                   (UNAUDITED)
                     (IN THOUSANDS EXCEPT PER UNIT AMOUNTS)


                                      CCIP                    Partnership
                                   HISTORICAL   ACQUISITION     PROFORMA
                                      (A)            (B)        ADJUSTED
Assets
Cash and cash equivalents           $ 1,504      $   237       $  1,741
Receivables and deposits                382          207            589
Restricted escrows                      891           --            891
Other assets                          1,097          284          1,381
Investment in Master Loan to
  affiliate                          14,123      (14,123)(C)         --
Investment in affiliated
   partnerships                         945           --            945
Investment properties:
 Land                                14,272        8,507         22,779
 Buildings and related personal
  property                           68,835       30,393         99,228
                                     83,107       38,900        122,007
Less: Accumulated depreciation      (22,120)          --        (22,120)
                                     60,987       38,900         99,887
                                    $79,929      $25,505       $105,434
Liabilities and Partners'
 Capital
Liabilities
 Accounts Payable                   $   205      $   124       $    329
 Tenant security deposit
   liabilities                          680          295            975
 Accrued property taxes                 378          563            941
 Other liabilities                    1,116          265          1,381
 Mortgage notes payable              51,705       23,935         75,640
     Total Liabilities               54,084       25,182         79,266

Partners' Capital
 General Partner                        119            3            122
 Limited partners (199,043.2
 units issued and outstanding)       25,726          320         26,046
                                     25,845          323 (D)     26,168

                                    $79,929      $25,505       $105,434


The  accompanying  notes  are an  integral  part of these  pro  forma  financial statements.

                CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES
                   PRO FORMA CONSOLIDATED INCOME STATEMENT
              FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2003
                                 (UNAUDITED)
                 (DOLLARS IN THOUSANDS EXCEPT PER UNIT AMOUNTS)



                                   CCIP                              PARTNERSHIP
                                HISTORICAL  ACQUISITION    PROFORMA    PROFORMA
                                    (A)        (B)        ADJUSTMENTS  ADJUSTED
Revenues
Rental income                     $12,439     $ 5,458      $    --       $17,897
Other income                        1,026         838           --         1,864
Casualty gain                          18          --           --            18
     Total revenues                13,483       6,296           --        19,779

Expenses
 Operating                          6,081       2,903           --         8,984
 General and administrative           738          --          165 (C)       903
 Depreciation                       2,981          --          860 (D)     3,841
 Interest                           2,728       1,353         (132)(E)     3,949
 Property taxes                       867         535           --         1,402
     Total expenses                13,395       4,791          893        19,079
Income from operations                 88       1,505         (893)          700
Gain on sale of investment          1,098          --           --         1,098
 Net income (loss)                $ 1,186     $ 1,505      $  (893)      $ 1,798

 Net income (loss) allocated
  to general partner (1%)              12          15           (9)           18
 Net income (loss) allocated
  to limited partners (99%)         1,174       1,490         (884)        1,780

Net income (loss)                 $ 1,186     $ 1,505      $  (893)      $ 1,798

Net income (loss) per limited
 partnership unit                 $  5.90     $  7.48      $ (4.44)      $  8.94

The  accompanying  notes  are an  integral  part of these  pro  forma  financial statements.

                CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES
                   PRO FORMA CONSOLIDATED INCOME STATEMENT
                     FOR THE YEAR ENDED DECEMBER 31, 2002
                                 (UNAUDITED)
                 (DOLLARS IN THOUSANDS EXCEPT PER UNIT AMOUNTS)



                                   CCIP                              PARTNERSHIP
                                HISTORICAL  ACQUISITION    PROFORMA    PROFORMA
                                    (A)          (B)     ADJUSTMENTS   ADJUSTED
Revenues
Rental income                     $13,232     $  7,211     $    --       $20,443
Interest income on
 investment in Master Loan
 to affiliate                         386           --        (386)(C)        --
Other income                        1,028        1,187          --         2,215
     Total revenues                14,646        8,398        (386)       22,658

Expenses
 Operating                          5,649        3,734          --         9,383
 General and administrative           836           --         220 (D)     1,056
 Depreciation                       3,189           --       1,147 (E)     4,336
 Interest                           2,482        1,900        (176)(F)     4,206
 Property taxes                     1,003          724          --         1,727
     Total expenses                13,159        6,358       1,191        20,708

Income from operations              1,487        2,040      (1,577)        1,950
Gain on foreclosure of real
  estate                            1,831           --          --         1,831
 Net income (loss)                $ 3,318     $  2,040     $(1,577)      $ 3,781

 Net income (loss) allocated
  to general partner (1%)              33           20         (15)           38
 Net income (loss) allocated
  to limited partners (99%)         3,285        2,020      (1,562)        3,743

Net income (loss)                 $ 3,318     $  2,040     $(1,577)      $ 3,781

Net income (loss) per
 limited partnership unit         $ 16.50     $  10.13     $ (7.84)      $ 18.79


The  accompanying  notes  are an  integral  part of these  pro  forma  financial statements.

                CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES

    NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2003

(A) Reflects the consolidated balance sheet of CCIP reported on the Quarterly Report on Form 10-Q as of September 30, 2003.

(B) Reflects the assets and liabilities valuation of the four acquired properties (Plantation Gardens Apartments, Regency Oaks Apartments, The Dunes Apartments, and Palm Lake Apartments) at September 30, 2003.

(C) The write off of the investment in the Master Loan to CCEP related to the four properties foreclosed on by the Partnership.

(D) Reflects gain on foreclosure as a result of recording the assets and liabilities of the four properties at their respective fair values.

           NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE
                     NINE MONTHS ENDED SEPTEMBER 30, 2003

(A) Reflects the consolidated statement of income of CCIP for the nine-month period ended September 30, 2003 as reported on the Partnership's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003.

(B) Reflects the historical operations of the four properties for the nine months ended September 30, 2003.

(C) Reflects General Partner reimbursements and audit and tax return fees for the four properties.

(D) Reflects straight line depreciation for the four properties based on estimated useful lives of 30 years for buildings and five years for furniture, fixtures and equipment.

(E) Reflects debt premium amortization related to the fair value adjustment for the four properties.

           NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE
                         YEAR ENDED DECEMBER 31, 2002

(A) Reflects the consolidated statement of income of CCIP for the year ended December 31, 2002 as reported on the Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

(B) Reflects the historical operations of the four properties for the year ended December 31, 2002.

(C) Reflects elimination of Master Loan balance and related interest income due to the acquisition through foreclosure on the collateral for the Master Loan.

(D) Reflects General Partner reimbursements and audit and tax return fees for the four properties.

(E) Reflects straight line depreciation for the four properties based on estimated useful lives of 30 years for buildings and five years for furniture, fixtures and equipment.

(F) Reflects debt premium amortization related to the fair value adjustment for the four properties.

           Report of Ernst & Young LLP, Independent Auditors






The Partners
Consolidated Capital Equity Partners, L.P.

We have audited the accompanying combined statements of revenues and certain expenses of The Dunes Apartments, Palm Lake Apartments, Plantation Gardens Apartments and Regency Oaks Apartments (the "Properties") for the years ended December 31, 2002, 2001, and 2000. The combined statement of revenues and certain expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined statement of revenues and certain expenses based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying combined statements of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Consolidated Capital Institutional Properties, and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the combined statements of revenues and certain expenses referred to above present fairly, in all material respects, the revenues and certain expenses of the Properties, as described in Note 1, for the years ended December 31, 2002, 2001 and 2000, in conformity with accounting principles generally accepted in the United States.

                                                   /s/Ernst & Young LLP


December 16, 2003
Greenville, South Carolina

                 The Dunes Apartments, Palm Lake Apartments,
          Plantation Gardens Apartments and Regency Oaks Apartments

             Combined Statements of Revenues and Certain Expenses

         Years Ended December 31, 2002, 2001 and 2000 and Unaudited Nine
                         Months Ended September 30, 2003

                                (In thousands)



                                 Nine Months
                                    Ended
                                September 30,       Year Ended December 31,
                                    2003         2002       2001         2000
                                 (Unaudited)
Revenues:
      Rental income             $    5,458     $   7,211 $   7,732    $   7,317
      Other income                     838         1,187       906          713
     Total revenue                   6,296         8,398     8,638        8,030

Certain expenses:
      Advertising                      191           174       166          180
      Utilities                        477           611       617          611
      Management fees                  310           412       460          407
      Salaries and benefits            413           630       957          952
      Repairs and maintenance          853         1,031     1,006        1,040
      Insurance                        260           349       373          136
      Other operating expenses         399           527       355          378
      Interest expense               1,353         1,900     1,968        1,073
      Property tax expense             535           724       697          660
      Loss on refinancing               --            --        --          680
      Total expenses                 4,791         6,358     6,599        6,117

Revenues in excess of certain
 expenses                       $    1,505     $   2,040 $   2,039    $   1,913


See accompanying notes.

              The Dunes Apartments, Palm Lake Apartments,
       Plantation Gardens Apartments and Regency Oaks Apartments

     Notes to Combined Statements of Revenues and Certain Expenses

         Years Ended December 31, 2002, 2001 and 2000 and Unaudited Nine
                         Months Ended September 30, 2003

1.   Basis of Presentation

The accompanying combined statements of revenues and certain expenses relates to the operations of The Dunes Apartments, Palm Lake Apartments, Plantation Gardens Apartments and Regency Oaks Apartments (the "Properties"). The financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the combined statements of revenues and certain expenses excludes certain items that may not be comparable to the proposed future operations of the Properties, primarily depreciation expense. Consequently, the financial statements are not representative of the actual operations of the Properties for the periods presented, nor are they indicative of future operations.

2. Summary of Significant Accounting Policies

Revenue Recognition

The Properties generally lease apartment units for twelve-month terms or less. Rental income attributable to leases is recognized monthly as it is earned. The properties will offer rental concessions during particularly slow months or in response to heavy competition from other similar complexes in the area. Concessions for 2002, 2001 and 2000 are charged to income as earned. Any concessions given in 2003 are recognized over the life of the lease agreement.

Advertising

The Properties expense the cost of advertising as incurred.

Use of Estimates

The preparation of the combined statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the combined statements of revenues and certain expenses and accompanying notes. Actual results could differ from these estimates.

              The Dunes Apartments, Palm Lake Apartments,
       Plantation Gardens Apartments and Regency Oaks Apartments

     Notes to Combined Statements of Revenues and Certain Expenses

           Years Ended  December  31,  2002,  2001 and 2000 and  Unaudited  Nine
            Months Ended September 30, 2003



3. Interim Unaudited Financial Information

The financial statement for the nine months ended September 30, 2003 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

4. Refinancings/Financings and Extraordinary Loss

During 2000, the mortgage indebtedness for each of the Properties was refinanced or new indebtedness was placed on the Properties. The refinancings and financings replaced indebtedness in an aggregate principal amount of $10,302,000 with new indebtedness in an aggregate principal amount of $24,470,000. The indebtedness carries stated interest rates of 7.80% to 7.86%. Principal and interest payments are due on the indebtedness monthly until maturity in 2010, at which time balloon payments are due. A loss on refinancing was recorded associated with these Properties of approximately $680,000, due to write-off of unamortized loan costs and prepayment penalties.

5. Related Party Transactions

Affiliates of the properties are entitled to receive 5% of gross revenues from the Properties for providing property management services. The Properties paid to such affiliates approximately $412,000, $460,000 and $407,000 for the years ended December 31, 2002, 2001 and 2000, respectively and approximately $310,000 for the nine months ended September 30, 2003.

The Properties are insured up to certain limits through coverage provided by AIMCO which is generally self-insured for a portion of losses and liabilities related to workers compensation, property casualty and vehicle liability. The Properties are insured above the AIMCO limits through insurance policies obtained by AIMCO from insurers unaffiliated with the General Partner. For the nine months ended September 30, 2003 and the years ended December 31, 2002, 2001, and 2000, the Properties were charged by AIMCO and its affiliates approximately $103,000 and $124,000, $176,000 and $0 respectively, for insurance coverage and fees associated with policy claims administration.